Line of Credit, Related Party (Mymd Pharmaceuticals Inc.)	12 Months Ended
Dec. 31, 2020
Mymd Pharmaceuticals Inc. [Member]
Line of Credit, Related Party

Note 3—Line of credit, related party

In May 2019, the Company entered into a revolving credit facility which allows for borrowings of up to $5,000,000 with a shareholder. The facility had an initial term of 18 months, which was extended to July 31, 2021 and further extended to December 31, 2022, at which time all outstanding borrowings and accrued interest, if any, are due in full. Borrowings accrue interest at a rate of 5% per annum. Pursuant to the terms of the agreement, the Company must issue a number of common stock options to the lender based on the total borrowings under the facility, with each dollar borrowed requiring the issuance of one common stock option. Upon issuance, each common stock option will immediately vest at an exercise price of $1.00. During the years ended December 31, 2020 and 2019, the Company issued 1,385,241 and 1,920,619 common stock options, respectively, to the lender based on actual borrowings. The estimated fair market value of the common stock options totaled $839,456 and $1,165,816 for the year ended December 31, 2020 and 2019, respectively. This has been recorded as a direct reduction in the carrying value of the related debt on the accompanying balance sheets. During 2020, the Company modified the options issued to the counterparty, the fair value of which was recorded as an increase in the debt discount. See Note 7 for more information. As of December 31, 2020, the unamortized debt discount totaled $1,457,882 and the principal balance totaled $3,192,119. The Company anticipates repaying the line of credit when the merger transaction closes, or alternatively through proceeds from an anticipated offering.